QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2002

LIBERATE TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26565 (Commission File Number)	94-3245315 (IRS Employer Identification No.)
2 Circle Star Way, San Carlos, California (Address of Principal Executive Offices)		94070-6200 (Zip Code)

Company's telephone number, including area code: (650) 701-4000

(Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events

        On November 21, 2002, Liberate Technologies updated the status of its previously announced accounting investigation. Liberate also announced that it was withdrawing its previously issued revenue and earnings guidance for future quarters.

        Liberate's press release dated November 21, 2002 regarding these matters is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Exhibits

Exhibit Number	Description
99.1	Press release, dated November 21, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATE TECHNOLOGIES

Date: November 21, 2002	By:	/s/ MITCHELL E. KERTZMAN
	Name:	Mitchell E. Kertzman
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 21, 2002.

QuickLinks

  Item 5. Other Events
  Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX